UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 4, 2020

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	000-27969	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

330 Townsend Street, Suite 234, San Francisco, CA	94107
(Address of principal executive offices)	(Zip Code)

(408) 467-1900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On March 12, 2020, Immersion Corporation (the “Company”) entered into a Sublease (the “Sublease”) with Neato Robotics, Inc. (the “Sublessee”), pursuant to which the Company subleased to Sublessee approximately 42,000 square feet located at 50 Rio Robles, San Jose, California 95134 (the “Premises”), which previously served as the Company’s corporate headquarters.

The Premises were originally leased to the Company pursuant to an Office Lease, dated as of September 15, 2011, by and between the Company and Carr NP Properties, LLC, as amended by that certain First Amendment to Office Lease, dated as of November 12, 2014, by and between the Company and BSREP Rio Robles LLC (as successor-in-interest to Carr NP Properties, LLC) (the “Landlord”).

On May 4, 2020, the Company entered into a First Amendment to Sublease, effective as of May 1, 2020 (the “First Amendment”), with Sublessee. As amended by the First Amendment, subject to the Landlord providing its written consent to the Sublease, the term of the Sublease commences upon the earlier of (i) the date the Sublessee commences conduct of business operations from the Premises or (ii) the date that is fifteen (15) days after the lifting of the Order of the Health Officer of the County of Santa Clara, dated March 16, 2020, and Executive Order N-33-20 issued by the Executive Department, State of California, dated March 19, 2020, and any extensions thereof, or similar directives requiring residents to shelter in place or businesses that include businesses of the Company or Sublessee, to shut down or work remotely, issued by applicable municipal, state, and federal authorities having jurisdiction over the Premises in connection with the management of the COVID-19 pandemic.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease and the First Amendment, which will be filed with the Company’s Form 10-Q for the quarterly period ending March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 5, 2020	By:	/s/ MIKE OKADA
Name: Mike Okada
Title: General Counsel